EXHIBIT 10-T
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                            RESTRUCTURING AGREEMENT

            THIS RESTRUCTURING AGREEMENT (this "Agreement") is entered into as of the 27th day of October, 1999, by and among OAK HILL STRATEGIC PARTNERS, L.P., a Delaware limited partnership ("OHSP"), 237/1290 UPPER TIER ASSOCIATES, L.P., a Delaware limited partnership ("UTLP"); 237/1290 UPPER TIER GP CORP., a Delaware corporation ("UTLP GP Corp."); 237 GP CORP., a Delaware corporation ("237 GP Corp."), JMB/NYC OFFICE BUILDING ASSOCIATES, L.P., an Illinois limited partnership ("JMB/NYC"); PROPERTY PARTNERS, L.P., a Delaware limited partnership ("Property Partners"); CARLYLE-XIII ASSOCIATES, L.P., a Delaware limited partnership ("Carlyle XIII"); CARLYLE-XIV ASSOCIATES, L.P., a Delaware limited partnership ("Carlyle XIV"); CARLYLE MANAGERS, INC., a Delaware corporation ("JMB/NYC Special"); 237 PARK PARTNERS, L.P., a Delaware limited partnership ("237 Park L.P."); 1290 PARTNERS, L.P., a Delaware limited partnership ("1290 L.P."); 1290 GP CORP., a Delaware corporation ("1290 GP Corp."); METROPOLIS REALTY TRUST, INC., a Maryland Corporation ("Metropolis") and, solely for the purpose of agreeing to certain obligations set forth in Sections 4.02(b) and (d) hereof, FW STRATEGIC ASSET MANAGEMENT, L.P. ("FW Strategic"), a Texas limited partnership (collectively, the "Parties").

            WHEREAS, Metropolis holds a 95% interest as the general partner of 237/1290 Lower Tier Associates, L.P., a Delaware limited partnership ("LTLP"), which owns (x) a 99% interest as limited partner in 237 Park L.P., which owns a direct interest in that certain property known as 237 Park Avenue, New York, New York (together with all related personal property, intangibles, improvements and fixtures, the "237 Property"), and
(y) a 99% interest as a limited partner in 1290 L.P., which owns a direct interest in that certain property known as 1290 Avenue of the Americas, New York, New York (together with all related personal property, intangibles, improvements and fixtures, "1290 Sixth"); and

            WHEREAS, UTLP holds a 5% interest as the limited partner of LTLP; and

            WHEREAS, it is intended that 237 Park L.P. shall be converted into a Delaware limited liability company ("237 Park LLC"); and

            WHEREAS, it is intended that following such conversion, Metropolis and UTLP shall cause LTLP to liquidate, and pursuant to such liquidation, each of Metropolis and UTLP shall receive an in-kind distribution of its pro rata portion of LTLP's interests in 237 Park LLC and 1290 L.P.; and

            WHEREAS, Metropolis and 237 GP Corp, as sellers, and 237 Park Investors, L.L.C. (an affiliate of OHSP), as buyer, have entered into the Interest Purchase Agreement (as defined below) pursuant to which 237 Park Investors, L.L.C. will acquire the respective interests of Metropolis and 237 GP Corp in 237 Park LLC (following the conversion); and

            WHEREAS, UTLP and OHSP desire to enter into a Contribution Agreement (the "Contribution Agreement") in connection with UTLP's contribution of its membership interest in 237 Park LLC for Class A Partnership Units in OHSP (the "UTLP OHSP Units") as more particularly described herein; and

            WHEREAS, the JMB/NYC Partners (as defined below) and Metropolis desire to enter into an Amendment and Release Agreement (the "Amendment and Release Agreement") relating to the Indemnification Agreement (as defined below) in connection with the transactions contemplated by this Agreement and the Interest Purchase Agreement.



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            NOW, THEREFORE, in consideration of the mutual terms, covenants and conditions herein contained, and for other good, valid and binding consideration (including, without limitation, the terms, covenants and conditions set forth in the Interest Purchase Agreement), the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:


                                   SECTION 1

                                  DEFINITIONS

            When used herein, the following capitalized terms shall have the following meanings:

             "Agreement" shall have the meaning set forth in the first paragraph hereof.

            "Amendment and Release Agreement" shall have the meaning set forth in the recitals hereto.

             "Closing" shall have the meaning set forth in Section 2.02 hereof.

            "Closing Date" shall have the meaning set forth in Section 2.02 hereof.

            "Closing Transactions" shall have the meaning set forth in
Section 2.01 hereof.

            "Code" shall mean the Internal Revenue Code of 1986, as amended.

            "Confidential Information" shall have the meaning set forth in
Section 4.06(a) hereof.

            "Contribution Agreement" shall have the meaning set forth in the recitals hereto.

             "Effective Time" shall have the meaning set forth in Section
2.02 hereof.

            "Fair Market Value" shall have the meaning set forth in Section
5.5 of the OHSP Partnership Agreement.

            "FW Strategic" shall have the meaning set forth in the first paragraph hereof.

            "Indemnifiable Action" shall have the meaning set forth in
Section 7.02(a)(ii) hereof.

            "Indemnification Agreement" shall mean that certain
Indemnification Agreement dated as of October 10, 1996 by and among the JMB/NYC Partners and Metropolis.

            "Interest Purchase Agreement" shall mean that certain Interest Purchase Agreement, by and among 237 Park Investors L.L.C., Metropolis Reality Trust, Inc. and 237 GP Corp., dated as of September 23, 1999, as the same was modified by letters dated October 6, 1999, October 13, 1999, October 14, 1999, and October 18, 1999, and by an Amendment No. 4 to Interest Purchase Agreement dated October 15, 1999, as the same may be further modified or amended from time to time.

            "JMB/NYC Controlled Entity" shall mean JMB/NYC, its partners (including, without limitation, any Indemnitor), stockholders, agents or affiliates.



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            "JMB/NYC" shall have the meaning set forth in the first
paragraph of this Agreement.

            "JMB/NYC Indemnifiable Action" shall have the meaning set forth in Section 7.02(a)(i) hereof.

            "JMB/NYC Partners" shall mean Property Partners, Carlyle XIII and Carlyle XIV.

            "JMB/NYC Special" shall have the meaning set forth in the first paragraph of this Agreement.

            "Losses" shall mean any and all losses, claims, liabilities, damages, costs or expenses (including, without limitation, reasonable counsel fees) of any nature whatsoever, contingent or otherwise, foreseen or unforeseen.

            "LTLP" shall have the meaning set forth in the recitals hereto.

            "LTLP LP Agreement" shall mean that certain Agreement of Limited Partnership of 237/1290 Lower Tier Associates, L.P., dated as of October 10, 1996, and entered into by and between Metropolis and UTLP.

            "Metropolis" shall have the meaning set forth in the first paragraph hereof.

            "New 237 Park Indebtedness" shall mean any non-recourse indebtedness secured by the 237 Property or by an interest in a limited liability company which is directly or indirectly wholly-owned by 237 Park LLC and through which the 237 Property is wholly owned (or any refinancing thereof), which indebtedness shall constitute a "nonrecourse liability" allocable to UTLP pursuant to U.S. Treasury regulation section 1.752-1(a)(2) and shall qualify as qualified non-recourse financing within the meaning of Section 465(b)(6) of the Code.

            "OHSP Adverse Transaction" shall mean (i) any sale, disposition, transfer or exchange of the 237 Property, or of any of OHSP's interests in the 237 Park Entities, (ii) any release, discharge or reduction of New 237 Park Indebtedness of the 237 Park Entities below $200 million (other than through actions taken by a secured lender such as application of insurance proceeds or condemnation awards or the exercise of remedies, or in the case where the released indebtedness is concurrently being replaced with other non-recourse indebtedness complying with clause (B) below), (iii) any distribution of the assets of the 237 Park Entities (other than distributions of cash and other distributions by the 237 Park Entities in the ordinary course of business), or (iv) any other transaction or agreement to which OHSP or the 237 Park Entities is a party, if as a result of any such transaction or agreement described in (i), (ii),
(iii), or (iv) above, JMB/NYC would be required to recognize a material amount of taxable income or gain prior to the earlier of (1) the exercise by FW Strategic of the right set forth in Section 4.02(c) hereof and the receipt by JMB/NYC, in accordance with Section 4.02(e), of all amounts to be received under such Section 4.02(c), and (2) the exercise by JMB/NYC of the right set forth in the proviso of Section 4.02(d)(ii) hereof and the receipt by JMB/NYC, in accordance with Section 4.02(e), of all amounts to be received under such Section 4.02(d). "OHSP Adverse Transactions" shall specifically exclude (A) distribution of income of the 237 Park Entities or OHSP derived in the ordinary course of the 237 Park Entities' business,
(B) incurrence of New 237 Park Indebtedness of the properties owned by the 237 Park Entities on commercially reasonable terms in an aggregate amount equal to not less than $200,000,000, (C) payment of amortization on non-recourse financing encumbering the assets owned by the 237 Park Entities, provided that the outstanding balance of such financing is not reduced below $200,000,000, in the aggregate, between the date hereof and the earlier of (1) the exercise by FW Strategic of the right set forth in
Section 4.02(c) hereof and the receipt by JMB/NYC, in accordance with
Section 4.02(e), of  all amounts to be received under such Section 4.02(c),


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and (2) the exercise by JMB/NYC of the right set forth in the proviso of
Section 4.02(d)(ii) hereof and the receipt by JMB/NYC, in accordance with
Section 4.02(e), of all amounts to be received under such Section 4.02(d), and other repayments of principal as described in the parenthetical of clause (ii) above (i.e., actions taken by a secured lender such as application of insurance proceeds or condemnation awards or the exercise of remedies, or in the case where the released indebtedness is concurrently being replaced with other non-recourse indebtedness complying with clause (B) above), (D) a transfer of the 237 Property owned by any of the 237 Park Entities pursuant to an involuntary foreclosure or similar action arising from a default by any of the 237 Park Entities with respect to its obligations under its indebtedness, (E) a transfer of the 237 Property to any 237 Park Entity in connection with the obligations of any 237 Park Entity under its indebtedness, and (F) a transfer of the 237 Property pursuant to a voluntary foreclosure or similar action arising from a default by any of the 237 Park Entities with respect to such entities' obligations under the New 237 Park Indebtedness; provided that, in the case of a consensual foreclosure or deed in lieu of foreclosure by reason of a default under the New 237 Park Indebtedness (as defined pursuant to the terms thereof), the default is a bona fide default and the foreclosure or deed in lieu of foreclosure is not a collusive transaction between the holders of the New 237 Park Indebtedness and 237 Park LLC, or any member thereof or any affiliate of either, attributable to any commonality of ownership between the beneficial ownership of the New 237 Park Indebtedness and 237 Park LLC or any member thereof or any affiliate of either.

            "OHSP" shall have the meaning set forth in the first paragraph hereof.

            "OHSP Indemnifiable Action" shall have the meaning set forth in
Section 7.02(a)(ii) hereof.

            "OHSP Partnership Agreement" shall mean that certain agreement of limited partnership relating to OHSP, as the same may be amended or modified from time to time.

            "Parties" shall have the meaning set forth in the first paragraph hereof.

            "Property Partners" shall have the meaning set forth in the first paragraph of this Agreement.

            "Representatives" shall have the meaning set forth in Section 4.06(a) hereof.

            "Termination Date" shall have the meaning set forth in Section 6.01(b) hereof.

            "Transaction Agreements" shall mean this Agreement, the Contribution Agreement, the Amendment and Release Agreement, and the Interest Purchase Agreement.

            "1290 GP Corp." shall have the meaning set forth in the first paragraph of this Agreement.

            "1290 L.P." shall have the meaning set forth in the first paragraph hereof.

            "1290 LP Agreement" shall mean that certain agreement of limited partnership relating to 1290 L.P., as the same may be amended or modified from time to time.

            "1290 Sixth" shall have the meaning set forth in the recitals hereto.

            "237 Book/Tax Amount" shall have the meaning set forth in
Section 4.02(a) hereof.

            "237 GP Corp." shall have the meaning set forth in the first paragraph hereof.

            "237 Park Entities" shall mean 237 Park LLC and any other direct or indirect wholly-owned, single member, limited liability company subsidiary of 237 Park LLC formed in connection with the New 237 Park Indebtedness financing.

            "237 Park LLC" shall have the meaning set forth in the recitals hereto.

            "237 Park L.P." shall have the meaning set forth in the recitals hereto.

            "237 Park Partners LP Agreement" shall mean that certain agreement of limited partnership relating to 237 Park L.P., as the same may be amended or modified from time to time.

            "237 Property" shall have the meaning set forth in the recitals hereto.

            "UTLP" shall have the meaning set forth in the first paragraph hereof.

            "UTLP GP Corp." shall have the meaning set forth in the first paragraph hereof.

             "UTLP LP Agreement" shall mean that certain Second Amended and Restated Limited Partnership Agreement of UTLP, dated as of October 14, 1997, entered into by and between UTLP GP Corp., JMB/NYC and JMB/NYC Special.

            "UTLP OHSP Units" shall have the meaning set forth in the recitals hereto.

                                   SECTION 2

                                    CLOSING

            2.01 Transactions on the Closing Date. Subject to the terms and on the conditions of this Agreement, at or before Closing, each of the following transactions (the "Closing Transactions") shall be consummated in the following order (and only upon the completion of the transaction set forth in the paragraph immediately prior to it):

            (a) Conversion of 237 Park L.P. (i) LTLP, Metropolis, 237 GP Corp. and 237 Park L.P. shall, and LTLP, Metropolis and 237 GP Corp. shall cause 237 Park L.P. to, (A) take all actions necessary in order to effect the conversion of 237 Park L.P. from a Delaware limited partnership to a Delaware limited liability company, and (B) immediately following such conversion, appoint OHSP as the manager (and submit to OHSP the written resignation of each other manager, if any) of 237 Park LLC, and amend its certificate of formation to reflect such changes.

            (ii) It is hereby expressly agreed by the Parties that, in conjunction with, and to effectuate, the closing under the Interest Purchase Agreement, OHSP shall have the right, in its sole discretion, to amend, restate or otherwise modify the terms of the 237 Park Partners LP Agreement and, upon the execution thereof, the limited liability company agreement of 237 Park LLC.

            (b) Amendments to the UTLP and 1290 LP Agreements. (i) The UTLP LP Agreement shall be amended so that such agreement shall conform in both form and substance to the form attached to this Agreement as Exhibit A.

            (ii) The 1290 LP Agreement shall be amended so that such agreement shall conform in both form and substance to the form attached to this Agreement as Exhibit B.

            (c) Liquidation. Metropolis, UTLP and UTLP GP Corp. shall cause LTLP to liquidate in accordance with the terms of a liquidation agreement attached hereto as Exhibit C, and in connection with such liquidation, each of Metropolis and UTLP shall receive an in-kind distribution of its pro rata portion of LTLP's interests in 237 Park LLC and 1290 LP.

            (d) Creation of 237 Park Entities; Transfer of 237 Property. In accordance with the provisions of the Interest Purchase Agreement, Metropolis, 237 GP Corp. and UTLP shall cause 237 Park LLC to, and 237 Park LLC shall (x) form a subsidiary, which subsidiary shall at all times, remain a direct or indirect wholly-owned subsidiary of 237 Park LLC; (y) transfer ownership of the 237 Property to such subsidiary, and (z) thereafter, form one or more additional subsidiaries as may be required by the lenders in conjunction with the New 237 Park Indebtedness, which additional subsidiaries shall at all times, remain direct or indirect wholly-owned subsidiaries of 237 Park LLC. Such subsidiaries shall, together with 237 Park LLC, constitute the 237 Park Entities as defined herein.

            (e) Contribution of 237 Park LLC Membership Interests. Subsequent to the sale by Metropolis and 237 GP Corp. of their respective partnership interests (or, following the conversion of 237 Park L.P., of their respective membership interests) in 237 Park L.P. or 237 Park LLC, as applicable, to 237 Park Investors, L.L.C., UTLP shall contribute its membership interest in 237 Park LLC to OHSP as consideration for UTLP's receipt of Class A Partnership Units in OHSP with a Fair Market Value and initial Capital Account on the Closing Date of $505,050.

            2.02 The Closing; Effective Time. The closing (the "Closing") with respect to the Closing Transactions shall take place (i) at the same time (the "Effective Time"), on the same date (the "Closing Date") and at the same location of the closing under the Interest Purchase Agreement, subject to satisfaction or waiver of the conditions set forth in Section 3 hereof, or (ii) at such other place, time and/or date as the Parties shall mutually agree in writing.


                                   SECTION 3

                             CONDITIONS TO CLOSING

            The obligation of each Party to consummate the Closing Transactions shall be conditioned as follows:

            3.01 Subscription. It shall be a condition of OHSP's obligation to close hereunder that, simultaneous to the occurrence of the Closing Transactions as set forth above, UTLP shall be delivering to OHSP a Contribution Agreement in the form set forth in Exhibit D hereto.

            3.02 Closing Under Interest Purchase Agreement. It shall be a condition of OHSP's, Metropolis's, UTLP's and JMB/NYC's obligation to close hereunder that, simultaneous to the occurrence of the Closing Transactions as set forth above, the closing of the purchase under the Interest Purchase Agreement shall be occurring (and all conditions to such closing shall either have been satisfied or waived).

            3.03 Execution of the Amendment and Release Agreement. It shall be a condition of JMB/NYC's obligation to close hereunder that, simultaneous to the occurrence of the Closing Transactions as set forth above, the execution and delivery of the Amendment and Release Agreement in the form set forth in Exhibit E hereto by the JMB/NYC Partners and Metropolis shall be occurring.

            3.04 Participation Extinguished. It shall be a condition of JMB/NYC's obligation to close hereunder that, simultaneous to the occurrence of the Closing Transactions as set forth above, Metropolis shall assign its interest in (i) that certain Second Amended, Restated and Consolidated Note, dated as of October 10, 1996, made by JMB/NYC in favor of Metropolis in an original principal amount of $88,572,780 (a true and correct copy of which is attached hereto as Exhibit F); (ii) that Second Amended, Restated and Consolidated Security Agreement, dated as of October 10, 1996, between JMB/NYC and Metropolis; and (iii) that certain Participation Agreement, dated as of October 10, 1996, between Metropolis and Michigan Avenue, L.L.C., a Delaware limited liability company ("Michigan Avenue, LLC"), to Michigan Avenue, LLC.

            3.05 Representations and Warranties; Covenants. It shall be a condition of each Party's obligation to close hereunder, that, with respect to each other Party:

            (a) such Party's respective representations and warranties contained in this Agreement shall be true at and as of the Effective Time with the same effect as though made at and as of such time; provided, however, that, with respect to representations and warranties which expressly speak as of a different date, the same shall be true as of such date.

            (b) such Party shall have performed or complied in all material respects with all agreements and covenants required by this Agreement to be performed or complied with by it (and, with respect to Section 2.01, such performance or compliance shall have occurred in the appropriate order) on or before the Effective Time.


                                   SECTION 4

                           COVENANTS AND AGREEMENTS

            4.01 Pre-Closing Covenants and Agreements. After the date hereof and prior to the Effective Time (unless otherwise agreed to in writing by all of the Parties):

            (a) JMB Consent. JMB/NYC, the JMB/NYC Partners and JMB/NYC Special shall (and hereby do) expressly acknowledge, and grant their unconditional consent and, as applicable, approval to, all of the Closing Transactions expressly provided for in Section 2.01 hereof and all acts which must be taken by any Party in connection therewith.

            (b)   [Intentionally Omitted]

            4.02  Post-Closing Covenants and Agreements.

            (a) OHSP will treat and report UTLP's Code Section 704(c) book/tax difference with respect to UTLP's interest in OHSP (taking into account the remedial allocation under Section 4.02(b)(ii)) as equal to approximately $191,400,000 as of the Effective Time (the "237 Book/Tax Amount").

            (b) From the Closing Date to the earlier of (x) the exercise by FW Strategic of the right set forth in Section 4.02(c) hereof, and the receipt by JMB/NYC, in accordance with Section 4.02(e), of all amounts to be received under Section 4.02(c), and (y) the exercise by JMB/NYC of the right set forth in the proviso of Section 4.02(d)(ii) hereof, and the receipt by JMB/NYC, in accordance with Section 4.02(e), of all amounts to be received under Section 4.02(d)(ii):

            (i) Maintenance and Allocation of Indebtedness. OHSP shall, or shall cause the 237 Park Entities to, (A) maintain outstanding New 237 Park Indebtedness in a principal amount equal at least to $200 million which indebtedness shall qualify as qualified non-recourse financing (within the meaning of section 465(b)(6)(B) of the Code); (B) report a portion of the New 237 Park Indebtedness in a principal amount equal to not less than the 237 Book/Tax Amount (as reduced each year by the amount allocated to UTLP under the "remedial method" pursuant to clause (ii) of this Section 4.02(b)) as being allocated to UTLP for U.S. federal income tax purposes; (C) file all U.S. federal and state income tax returns in a manner consistent with such allocation of the New 237 Park Indebtedness;
(D) report all of the liabilities allocated to UTLP as qualified non-recourse financing (within the meaning of section 465(b)(6)(B) of the Code); and (E) in preparing any income tax return, not make any statement or file any attachment that indicates that there is more than one activity with respect to the 237 Park Entities for purposes of section 465 of the Code.

            (ii) Election of Remedial Method. UTLP and JMB/NYC hereby expressly recognize and agree that OHSP shall elect to make U.S. federal income tax allocations in respect of the 237 Property in accordance with the "remedial method" described in U.S. Treasury regulation section 1.704-3(d). OHSP agrees that the effect of using the "remedial method" described in U.S. Treasury regulation section 1.704-3(d) shall be that UTLP shall receive an annual remedial income allocation from the 237 Property in an amount equal to approximately $4,600,000.

            (iii) OHSP Classification. OHSP shall be classified as a partnership (and not as a publicly traded partnership) for federal income tax purposes.

            (c)   FW Strategic Call Right.  FW Strategic shall, upon ninety
(90) days' prior written notice to UTLP and JMB/NYC, have the continuing right, exercisable at any time during the month of January of each calendar year commencing with 2002, to purchase, or to cause its designee to purchase, the UTLP OHSP Units free and clear of all liens, restrictions, and encumbrances, for a cash amount (which cash amount shall not be reduced or increased in any way in respect of any costs or fees imposed by any Party) equal to the greater of the Fair Market Value of such UTLP OHSP Units or $656,566.

            (d) Non-Transferability and Non-Redeemability of the UTLP OHSP Units and JMB/NYC Put Right. After the Effective Time:

            (i) UTLP shall not in any way transfer, assign, sell, abandon, hypothecate, pledge, exchange or otherwise dispose of or encumber any of the UTLP OHSP Units or any interest therein without the consent of OHSP, which consent may be withheld in OHSP's sole and absolute discretion.

            (ii) notwithstanding any of the provisions of the OHSP Partnership Agreement to the contrary, UTLP shall not have any rights to redeem, or to cause the redemption of, the UTLP OHSP Units; provided, however, that JMB/NYC shall, upon ninety (90) days' prior written notice to UTLP, FW Strategic and OHSP, have the continuing right, exercisable at any time during the month of July of each calendar year commencing with 2001, to cause the sale by UTLP of the UTLP OHSP Units, and, in the event of the exercise of such right, (x) UTLP shall have the obligation, and hereby agrees, to sell, and (y) FW Strategic and OHSP, jointly and severally, shall have the obligation, and hereby agree, to purchase (either directly or through their respective assigns or designees), the UTLP OHSP Units free and clear of all liens, restrictions, and encumbrances, for a net cash amount (which cash amount shall not be reduced or increased in any way in respect of any costs or fees imposed by any Party) equal to the greater of the Fair Market Value of such UTLP OHSP Units or $505,050.

            (e) Payment Directions. Notwithstanding anything to the contrary in this Agreement or otherwise, any payments to be made by FW Strategic or OHSP pursuant to Section 4.02(c) or 4.02(d)(ii) of this Agreement shall be made directly by wire transfer to the partners of UTLP in the ratio of 99.001% of the funds to be paid pursuant to such sections to JMB/NYC pursuant to the written wire instructions of JMB/NYC and .999% of the funds to be paid pursuant to such sections to UTLP GP Corp. pursuant to the written wire instructions of UTLP GP Corp., without reduction for any fees, expenses or costs.

            (f) 1290 L.P. will treat and report UTLP's Code Section 704(c) book/tax difference with respect to UTLP's interest in 1290 L.P. as equal to approximately $129,700,000 as of the Effective Time.

            (g) From and after the Closing Date to the date UTLP is no longer a partner in 1290 L.P., (i) 1290 L.P. agrees that the effect of using the "remedial method" described in U.S. Treasury regulation section 1.704-3(d) shall be that UTLP shall receive an annual remedial income allocation from 1290 L.P. in an amount equal to approximately $3,300,000;
(ii) 1290 L.P. shall qualify and report all of the liabilities allocated to UTLP as qualified non-recourse financing (within the meaning of section 465(b)(6)(B) of the Code); and (iii) in preparing any income tax return, 1290 L.P. shall not make any statement or file any attachment that indicates that there is more than one activity for purposes of Section 465 of the Code.

            4.03 OHSP Adverse Transactions. OHSP hereby covenants that no OHSP Adverse Transaction shall occur from the Closing Date hereof to the earlier of (x) the exercise by FW Strategic of the right set forth in
Section 4.02(c) hereof, and the receipt by JMB/NYC, in accordance with
Section 4.02(e), of all amounts to be received pursuant to Section 4.02(c), and (y) the exercise by JMB/NYC of the right set forth in the proviso of
Section 4.02(d)(ii) hereof, and the receipt by JMB/NYC, in accordance with
Section 4.02(e), of all amounts to be received under Section 4.02(d)(ii), it being hereby expressly agreed that in no event shall the consummation of any of the Closing Transactions be deemed to be an "OHSP Adverse Transaction".

            4.04. Further Assurances. After the date hereof and at any time thereafter, each Party shall, subject to the fulfillment of each of the covenants and conditions of performance set forth herein or the waiver thereof, use its reasonable best efforts (a) to perform such further acts and execute such documents as may be required to (i) effect the transactions expressly provided in the Transaction Agreements, (ii) obtain in a timely manner all necessary waivers, consents and approvals, and effect all necessary filings, in each case as required in order to effect the transactions expressly provided in the Transaction Agreements, and, (b) to take, or cause to be taken, all other actions and to do, or cause to be done, all other things reasonably necessary, proper or advisable to consummate and make effective as promptly as practicable the provisions of the Transaction Agreements and the transactions expressly provided therein.

            4.05. Negative Covenant. After the date hereof and at any time thereafter, no Party shall take or refuse to take any action (including, without limitation, refusing to approve or otherwise consent to any act for which the approval or consent of such Party is required) so as to hinder, delay or otherwise impair the ability of any Party to consummate the transactions expressly provided for in the Transaction Agreements.

            4.06. Confidentiality.  (a)    Each Party hereby agrees that it
will not, without the prior written consent of the other Parties, disclose to any person (i) the identities of the other Parties or any of their investors or affiliates, (ii) the fact that this Agreement or the other Parties exist, (iii) the status of the discussions or negotiations relating to the transactions expressly provided for in the Transaction Agreements,
(iv) copies of, or the terms and provisions contained in, this Agreement, the Contribution Agreement, the Amendment and Release Agreement, or any other documents or agreements necessary to the consummation of the transactions expressly provided for in the Transaction Agreements, or (v) any other material confidential information with respect to the Parties or their respective operations or other assets thereof (collectively, "Confidential Information"); provided, however, that any Party may disclose Confidential Information (A) to its partners or members (as applicable), officers, directors, employees, affiliates, investors, agents, advisors and lenders (including, without limitation, any accountants, attorneys or financial advisors) (the "Representatives") who need to know such information for the purpose of evaluating the transactions contemplated by the Transaction Agreements (it being understood and agreed that such Party shall advise such persons of their obligations concerning the confidentiality of such Confidential Information and shall instruct such persons to maintain the confidentiality of such Confidential Information in accordance with the terms of this Agreement), (B) pursuant to a subpoena or other legal process received in connection with a judicial, administrative or regulatory proceeding in which such Party or its Representatives are involved, subject to the provisions of Section 8.02, and (C) to the extent that it is required to be disclosed by law or the rules or regulations of any relevant regulatory organization, or that it is otherwise deemed advisable in the opinion of counsel to such Party; provided, further that, in the case of the foregoing clause (B), the applicable Party shall provide the other Parties promptly with prior written notice of the applicable matter and cooperate with the other Parties (at such other Parties' sole cost and expense) to the extent such Parties seek any protective order to prevent the disclosure of all or any portion of any Confidential Information.

            (b) No Party shall issue any press release or make any other public announcement (it being agreed that the provisions of this paragraph
(b) shall apply to voluntary press releases or public announcement in contrast to the required press releases or public announcements which are governed by the provisions of paragraph (a) above) with respect to the Transaction Agreements without the prior written consent of the other Parties; provided, however, that any Party may issue a press release or make a public announcement if, in the reasonable opinion of counsel to such Party, (x) the information contained therein is required to be disclosed by law or the rules or regulations of any relevant regulatory organization and
(y) such press release or public announcement does not involve the disclosure of any Confidential Information.

            4.07 OHSP shall furnish to UTLP, within sixty (60) days after the close of its fiscal year, a statement required pursuant to Section 7.3 of the OHSP Partnership Agreement.

            4.08 Each Party to this Agreement hereby covenants that it shall notify in writing each other Party to this Agreement, prior to the occurrence of and at the Closing hereunder, upon its having knowledge of any facts or circumstances that would make any of the representations, warranties, covenants or agreements contained in this Agreement untrue or incorrect as of such date and as of the Closing Date.

            4.09 237 Park L.P., 237 GP Corp., Metropolis, OHSP and UTLP agree that if there is an actual or deemed liquidation of 237 Park L.P. (or, following conversion, 237 Park LLC), UTLP will be allocated for federal income tax purposes the same amount of any indebtedness secured by the 237 Property or by an interest in 237 Park L.P. (or, following conversion, 237 Park LLC) or in a partnership or limited liability company which is directly or indirectly wholly-owned by 237 Park L.P. (or, following conversion, 237 Park LLC) as was allocated to UTLP immediately prior to the actual or deemed liquidation.

                                   SECTION 5

                        REPRESENTATIONS AND WARRANTIES


            5.01. OHSP hereby represents and warrants as of the date hereof and as of the Closing, as follows:

            (a) It is duly organized, validly existing and in good standing as a limited partnership under the laws of the State of Delaware, with full power and authority to perform its obligations under this Agreement.

            (b) It has all partnership power and authority to enter into this Agreement, and the person signing this Agreement on behalf of it has been duly authorized by it to do so.

            (c) This Agreement has been duly authorized and duly executed and delivered by it and, assuming the due authorization, execution and delivery by the other Parties, constitutes the valid and binding instrument or agreement of it, enforceable in accordance with its terms subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

            (d) Neither the execution, delivery and performance of this Agreement by OHSP nor the consummation of any other of the transactions herein contemplated by OHSP nor the fulfillment of the terms hereof or thereof by OHSP will conflict with, result in a breach or violation of, or constitute a default (or any event which with the giving of notice or the lapse of time or both would constitute a default) under the organizational documents of OHSP or the terms of any indenture, loan agreement, bond, note, evidence of indebtedness, mortgage, deed of trust, lease, license, permit, franchise, certificate or other agreement or instrument to which OHSP is a party or by which it is bound or to which any of its properties are subject, or require any authorization or approval under or pursuant to any of the foregoing, or violate in any material respect any statute, treaty, rule, regulation, ordinance, judgment, order, writ, ruling, injunction or decree applicable to OHSP of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over OHSP.

            (e) No consent, approval, authorization or order of, or qualification with, any court or governmental authority is required in connection with the execution, delivery or performance by OHSP of this Agreement, except for any of the foregoing which have been obtained.

            (f) OHSP will not, (i) immediately after UTLP contributes its membership interests in 237 Park LLC to OHSP in return for the UTLP OHSP Units, be a partnership described in section 721(b) of the Code (i.e., a partnership that would be an "investment company" within the meaning of section 351(e) of the Code if it were incorporated) or (ii) at the time that UTLP contributes its membership interests in 237 Park LLC to OHSP in return for the UTLP OHSP Units, (A) have any plan or intention to become a partnership described in section 721(b) of the Code or (B) have any obligation to acquire additional assets or dispose of assets that would cause it to become a partnership described in section 721(b) of the Code.

            (g) OHSP will be classified as a partnership (and not as a publicly traded partnership) for federal income tax purposes.

            (h) The audited financial statements of OHSP as of and for the year ended December 31, 1998, and the unaudited financial statements of OHSP as of and for the periods ended June 30, 1999, and September 30, 1999, respectively, provided by OHSP to JMB/NYC present fairly in all material respects the financial condition and results of operations of OHSP as of and for the periods ended on the dates thereof. Since September 30, 1999, there has been no material adverse change in the financial condition, assets, operations or prospects of OHSP other than in the ordinary course of its business or fluctuations in the market value of its assets in the ordinary course.

            (i) OHSP is not subject to any litigation, claim, action or proceeding that could, if adversely determined, have a material adverse effect on the financial condition, assets, operations or prospects of OHSP and nothing has come to the attention of OHSP to cause it to believe that any entity in which it has invested is subject to any litigation, claim, action or proceeding that could, if adversely determined, have a material adverse effect on the financial condition, assets, operations or prospects of OHSP.

            5.02. UTLP GP Corp. hereby represents and warrants, with respect to UTLP, as of the date hereof and as of the Closing, as follows:

            (a) It is duly organized, validly existing and in good standing as a limited partnership under the laws of the State of Delaware, with full power and authority to perform its obligations under this Agreement.

            (b) It owns a 5% limited partnership interest in LTLP, free and clear of any liens, restrictions, and encumbrances (except for those liens, restrictions or encumbrances provided in the LTLP LP Agreement running in favor of the partners of LTLP or their affiliates).

            (c) It has all partnership power and authority to enter into this Agreement, and the person signing this Agreement on behalf of it has been duly authorized by it to do so.

            (d) This Agreement has been duly authorized and duly executed and delivered by it and, assuming the due authorization, execution and delivery by the other Parties, constitutes the valid and binding instrument or agreement of it, enforceable in accordance with its terms subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

            (e) Neither the execution, delivery and performance of this Agreement by UTLP nor the consummation of any other of the transactions herein contemplated by UTLP or the fulfillment of the terms hereof or thereof by UTLP will conflict with, result in a breach or violation of, or constitute a default (or any event which with the giving of notice or the lapse of time or both would constitute a default) under the organizational documents of UTLP or the terms of any indenture, loan agreement, bond, note, evidence of indebtedness, mortgage, deed of trust, lease, license, permit, franchise, certificate or other agreement or instrument to which UTLP is a party or by which it is bound or to which any of its properties are subject, or require any authorization or approval under or pursuant to any of the foregoing, or violate in any material respect any statute, treaty, rule, regulation, ordinance, judgment, order, writ, ruling, injunction or decree applicable to UTLP of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over UTLP.

            (f) No consent, approval, authorization or order of, or qualification with, any court or governmental authority is required in connection with the execution, delivery or performance by UTLP of this Agreement, except for any of the foregoing which have been obtained.

            (g) It has not been formed or recapitalized for the specific purpose of acquiring the UTLP OHSP Units.

            5.03. JMB/NYC, the JMB/NYC Partners and JMB/NYC Special hereby represent and warrant (each only as to itself) as of the date hereof and as of the Closing, as follows:

            (a) With respect to JMB/NYC, it is duly organized, validly existing and in good standing as a limited partnership under the laws of the State of Illinois, with full power and authority to perform its obligations under this Agreement. With respect to Property Partners, Carlyle XIII and Carlyle XIV, each is duly organized, validly existing and in good standing as a limited partnership under the laws of the State of Illinois, with full power and authority to perform its obligations under this Agreement. With respect to JMB/NYC Special, it is duly organized, validly existing and in good standing as a corporation, under the laws of the State of Delaware, with full power and authority to perform its obligations under this Agreement.

            (b) JMB/NYC owns a 98.901% limited partnership interest, and JMB/NYC Special owns a 0.1% general partnership interest, in UTLP, in each case, free and clear of any liens, restrictions, and encumbrances (except for those liens, restrictions or encumbrances provided in the UTLP LP Agreement running in favor of the partners of UTLP or their affiliates or that certain Amended, Restated and Consolidated Security Agreement, dated October 10, 1996 by and between JMB/NYC and Metropolis). Property Partners, Carlyle XIII and Carlyle XIV collectively own 100% of the limited partnership interests in JMB/NYC. JMB/NYC Special is the sole general partner of JMB/NYC.

            (c) JMB/NYC, JMB/NYC Special and each of the JMB/NYC Partners have all requisite power and authority to enter into this Agreement, and the person signing this Agreement on behalf of each such entity has been duly authorized by it to do so.

            (d) This Agreement has been duly authorized and duly executed and delivered by JMB/NYC, JMB/NYC Special and each of the JMB/NYC Partners and, assuming the due authorization, execution and delivery by the other Parties, constitutes the valid and binding instrument or agreement of each such entity, enforceable in accordance with its terms subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

            (e) Neither the execution, delivery and performance of this Agreement by JMB/NYC, JMB/NYC Special or any of the JMB/NYC Partners nor the consummation of any other of the transactions herein contemplated by any such entity or the fulfillment of the terms hereof or thereof by any such entity will conflict with, result in a breach or violation of, or constitute a default (or any event which with the giving of notice or the lapse of time or both would constitute a default) under the organizational documents of any such entity or the terms of any indenture, loan agreement, bond, note, evidence of indebtedness, mortgage, deed of trust, lease, license, permit, franchise, certificate or other agreement or instrument to which such entity is a party or by which it is bound or to which any of its properties are subject, or require any authorization or approval under or pursuant to any of the foregoing, or violate in any material respect any statute, treaty, rule, regulation, ordinance, judgment, order, writ, ruling, injunction or decree applicable to such entity of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over such entity.

            (f) No consent, approval, authorization or order of, or qualification with, any court or governmental authority is required in connection with the execution, delivery or performance by JMB/NYC, JMB/NYC Special or any of the JMB/NYC Partners of this Agreement, except for any of the foregoing which have been obtained.

            5.04. Metropolis hereby represents and warrants as of the date hereof and as of the Closing, as follows:

            (a) It is duly organized, validly existing and in good standing as a corporation under the laws of the State of Maryland, with full power and authority to perform its obligations under this Agreement.

            (b) It owns 100% of the capital stock of 237 GP Corp., free and clear of any liens, restrictions, and encumbrances. It owns a 95% general partnership interest in LTLP, free and clear of any liens, restrictions, and encumbrances.

            (c) It has all corporate power and authority to enter into this Agreement, and the person signing this Agreement on behalf of it has been duly authorized by it to do so.

            (d) This Agreement has been duly authorized and duly executed and delivered by Metropolis and, assuming the due authorization, execution and delivery by the other Parties constitutes the valid and binding instrument or agreement of Metropolis, enforceable in accordance with its terms subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

            (e) Neither the execution, delivery and performance of this Agreement by Metropolis nor the consummation of any other of the transactions herein contemplated by Metropolis or the fulfillment of the terms hereof or thereof by Metropolis will conflict with, result in a breach or violation of, or constitute a default (or any event which with the giving of notice or the lapse of time or both would constitute a default) under the organizational documents of Metropolis or the terms of any indenture, loan agreement, bond, note, evidence of indebtedness, mortgage, deed of trust, lease, license, permit, franchise, certificate or other agreement or instrument to which Metropolis is a party or by which it is bound or to which any of its properties are subject, or require any authorization or approval under or pursuant to any of the foregoing, or violate in any material respect any statute, treaty, rule, regulation, ordinance, judgment, order, writ, ruling, injunction or decree applicable to Metropolis of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over Metropolis.

            (f) No consent, approval, authorization or order of, or qualification with, any court or governmental authority is required in connection with the execution, delivery or performance by Metropolis of this Agreement, except for any of the foregoing which have been obtained.

            (g) Attached hereto as Exhibit G is a schedule reflecting the relevant dates and amounts of (i) all capital contributions and loans (including the identity of the lender and a description of the terms thereof) received by LTLP, 237 Park L.P. (and, following conversion, 237 Park LLC) and 1290 L.P. and (ii) all distributions made by LTLP, 237 Park L.P. (and, following conversion, 237 Park LLC) and 1290 L.P. for the period commencing October 10, 1996 through the date hereof and updated as of the Closing after giving effect to the transactions expressly provided for in the Transaction Agreements.

            (h) Attached hereto as Exhibit H is a schedule reflecting all cash and cash equivalents held by each of 237 Park L.P. (and, following conversion, 237 Park LLC), 1290 Park L.P. and LTLP as of the date hereof and updated as of the Closing after giving effect to the transactions expressly provided for in the Transaction Agreements.

            5.05. UTLP GP Corp. hereby represents and warrants as of the date hereof and as of the Closing, as follows:

            (a) It is duly organized, validly existing and in good standing as a corporation under the laws of the State of Delaware, with full power and authority to perform its obligations under this Agreement.

            (b) 100% of the capital stock of UTLP GP Corp. is owned by Metropolis. UTLP GP Corp. owns a 0.999% general partnership interest in UTLP, free and clear of any liens, restrictions, and encumbrances.

            (c) It has all corporate power and authority to enter into this Agreement, and the person signing this Agreement on behalf of it has been duly authorized by it to do so.

            (d) This Agreement has been duly authorized and duly executed and delivered by UTLP GP Corp. and, assuming the due authorization, execution and delivery by the other Parties, constitutes the valid and binding instrument or agreement of UTLP GP Corp, enforceable in accordance with its terms subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

            (e) Neither the execution, delivery and performance of this Agreement by UTLP GP Corp. nor the consummation of any other of the transactions herein contemplated by UTLP GP Corp. or the fulfillment of the terms hereof or thereof by UTLP GP Corp. will conflict with, result in a breach or violation of, or constitute a default (or any event which with the giving of notice or the lapse of time or both would constitute a default) under the organizational documents of UTLP GP Corp. or the terms of any indenture, loan agreement, bond, note, evidence of indebtedness, mortgage, deed of trust, lease, license, permit, franchise, certificate or other agreement or instrument to which UTLP GP Corp. is a party or by which it is bound or to which any of its properties are subject, or require any authorization or approval under or pursuant to any of the foregoing, or violate in any material respect any statute, treaty, rule, regulation, ordinance, judgment, order, writ, ruling, injunction or decree applicable to UTLP GP Corp. of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over UTLP GP Corp.

            (f) No consent, approval, authorization or order of, or qualification with, any court or governmental authority is required in connection with the execution, delivery or performance by UTLP GP Corp. of this Agreement, except for any of the foregoing which have been obtained.

            5.06. 237 Park L.P. hereby represents and warrants as of the date hereof and as of the Closing, as follows:

            (a) 237 Park L.P. is duly organized, validly existing and in good standing as a limited partnership under the laws of the State of Delaware, with full power and authority to perform its obligations under this Agreement; provided, however, that, upon conversion of 237 Park L.P. to 237 Park LLC, 237 Park LLC shall be and shall continue to be through the time of Closing, duly organized, validly existing and in good standing as a limited liability company under the laws of the State of Delaware.

            (b) 237 Park L.P. has all partnership power and authority to enter into this Agreement, and the person signing this Agreement on behalf of it has been duly authorized by it to do so.

            (c) This Agreement has been duly authorized and duly executed and delivered by 237 Park L.P. and, assuming the due authorization, execution and delivery by the other Parties, constitutes the valid and binding instrument or agreement of 237 Park L.P. and, following conversion, 237 Park LLC, enforceable in accordance with its terms subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

            (d) Neither the execution, delivery and performance of this Agreement by 237 Park L.P. or 237 Park LLC nor the consummation of any other of the transactions herein contemplated by 237 Park L.P. or 237 Park LLC or the fulfillment of the terms hereof or thereof by 237 Park L.P. or 237 Park LLC will conflict with, result in a breach or violation of, or constitute a default (or any event which with the giving of notice or the lapse of time or both would constitute a default) under the organizational documents of 237 Park L.P. or 237 Park LLC or the terms of any indenture, loan agreement, bond, note, evidence of indebtedness, mortgage, deed of trust, lease, license, permit, franchise, certificate or other agreement or instrument to which 237 Park L.P. or 237 Park LLC is a party or by which it is bound or to which any of its properties are subject, or require any authorization or approval under or pursuant to any of the foregoing, or violate in any material respect any statute, treaty, rule, regulation, ordinance, judgment, order, writ, ruling, injunction or decree applicable to 237 Park L.P. or 237 Park LLC of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over 237 Park L.P. or 237 Park LLC.

            (e) No consent, approval, authorization or order of, or qualification with, any court or governmental authority is required in connection with the execution, delivery or performance, as applicable, by 237 Park L.P. or 237 Park LLC of this Agreement, except for any of the foregoing which have been obtained.

            5.07. FW Strategic hereby represents and warrants as of the date hereof and as of the Closing, as follows:

            (a) It is duly organized, validly existing and in good standing as a limited partnership under the laws of the State of Texas, with full power and authority to perform its obligations under this Agreement.

            (b) It has all partnership power and authority to enter into this Agreement, and the person signing this Agreement on behalf of it has been duly authorized by it to do so.

            (d) This Agreement has been duly authorized and duly executed and delivered by it and, assuming the due authorization, execution and delivery by the other Parties constitutes the valid and binding instrument or agreement of it, enforceable in accordance with its terms subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

            (e) Neither the execution, delivery and performance of this Agreement by FW Strategic nor the consummation of any other of the transactions herein contemplated by FW Strategic or the fulfillment of the terms hereof or thereof by FW Strategic will conflict with, result in a breach or violation of, or constitute a default (or any event which with the giving of notice or the lapse of time or both would constitute a default) under the organizational documents of FW Strategic or the terms of any indenture, loan agreement, bond, note, evidence of indebtedness, mortgage, deed of trust, lease, license, permit, franchise, certificate or other agreement or instrument to which FW Strategic is a party or by which it is bound or to which any of its properties are subject, or require any authorization or approval under or pursuant to any of the foregoing, or violate in any material respect any statute, treaty, rule, regulation, ordinance, judgment, order, writ, ruling, injunction or decree applicable to FW Strategic of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over FW Strategic.

            (f) No consent, approval, authorization or order of, or qualification with, any court or governmental authority is required in connection with the execution, delivery or performance by FW Strategic of this Agreement, except for any of the foregoing which have been obtained.

            5.08. 237 GP Corp. hereby represents and warrants as of the date hereof and as of the Closing, as follows:

            (a) It is duly organized, validly existing and in good standing as a corporation under the laws of the State of Delaware, with full power and authority to perform its obligations under this Agreement.

            (b) 100% of the capital stock of 237 GP Corp. is owned by Metropolis. 237 GP Corp. owns a 1% general partnership interest (the sole general partnership interest) in 237 Park L.P. (or, following the conversion, a 1% membership interest in 237 Park LLC) free and clear of any liens, restrictions, and encumbrances.

            (c) It has all corporate power and authority to enter into this Agreement, and the person signing this Agreement on behalf of it has been duly authorized by it to do so.

            (d) This Agreement has been duly authorized and duly executed and delivered by 237 GP Corp. and, assuming the due authorization, execution and delivery by the other Parties, constitutes the valid and binding instrument or agreement of 237 GP Corp, enforceable in accordance with its terms subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

            (e) Neither the execution, delivery and performance of this Agreement by 237 GP Corp. nor the consummation of any other of the transactions herein contemplated by 237 GP Corp. or the fulfillment of the terms hereof or thereof by 237 GP Corp. will conflict with, result in a breach or violation of, or constitute a default (or any event which with the giving of notice or the lapse of time or both would constitute a default) under the organizational documents of 237 GP Corp. or the terms of any indenture, loan agreement, bond, note, evidence of indebtedness, mortgage, deed of trust, lease, license, permit, franchise, certificate or other agreement or instrument to which 237 GP Corp. is a party or by which it is bound or to which any of its properties are subject, or require any authorization or approval under or pursuant to any of the foregoing, or violate in any material respect any statute, treaty, rule, regulation, ordinance, judgment, order, writ, ruling, injunction or decree applicable to 237 GP Corp. of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over 237 GP Corp.

            (f) No consent, approval, authorization or order of, or qualification with, any court or governmental authority is required in connection with the execution, delivery or performance by 237 GP Corp. of this Agreement, except for any of the foregoing which have been obtained.

            5.09. 1290 L.P. hereby represents and warrants as of the date hereof and as of the Closing, as follows:

            (a) It is duly organized, validly existing and in good standing as a limited partnership under the laws of the State of Delaware, with full power and authority to perform its obligations under this Agreement.

            (b) It has all partnership power and authority to enter into this Agreement, and the person signing this Agreement on behalf of it has been duly authorized by it to do so.

            (c) This Agreement has been duly authorized and duly executed and delivered by it and, assuming the due authorization, execution and delivery by the other Parties, constitutes the valid and binding instrument or agreement of it, enforceable in accordance with its terms subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

            (d) Neither the execution, delivery and performance of this Agreement by 1290 L.P. nor the consummation of any other of the transactions herein contemplated by 1290 L.P. or the fulfillment of the terms hereof or thereof by 1290 L.P. will conflict with, result in a breach or violation of, or constitute a default (or any event which with the giving of notice or the lapse of time or both would constitute a default) under the organizational documents of 1290 L.P. or the terms of any indenture, loan agreement, bond, note, evidence of indebtedness, mortgage, deed of trust, lease, license, permit, franchise, certificate or other agreement or instrument to which 1290 L.P. is a party or by which it is bound or to which any of its properties are subject, or require any authorization or approval under or pursuant to any of the foregoing, or violate in any material respect any statute, treaty, rule, regulation, ordinance, judgment, order, writ, ruling, injunction or decree applicable to 1290 L.P. of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over 1290 L.P.

            (e) No consent, approval, authorization or order of, or qualification with, any court or governmental authority is required in connection with the execution, delivery or performance by 1290 L.P. of this Agreement, except for any of the foregoing which have been obtained.

            5.10. 1290 GP Corp. hereby represents and warrants as of the date hereof and as of the Closing, as follows:

            (a) It is duly organized, validly existing and in good standing as a corporation under the laws of the State of Delaware, with full power and authority to perform its obligations under this Agreement.

            (b) 100% of the capital stock of 1290 GP Corp. is owned by Metropolis. 1290 GP Corp. owns a 1.0% general partnership interest in 1290 L.P., free and clear of any liens, restrictions, and encumbrances.

            (c) It has all corporate power and authority to enter into this Agreement, and the person signing this Agreement on behalf of it has been duly authorized by it to do so.

            (d) This Agreement has been duly authorized and duly executed and delivered by 1290 GP Corp. and, assuming the due authorization, execution and delivery by the other Parties, constitutes the valid and binding instrument or agreement of 1290 GP Corp, enforceable in accordance with its terms subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

            (e) Neither the execution, delivery and performance of this Agreement by 1290 GP Corp. nor the consummation of any other of the transactions herein contemplated by 1290 GP Corp. or the fulfillment of the terms hereof or thereof by 1290 GP Corp. will conflict with, result in a breach or violation of, or constitute a default (or any event which with the giving of notice or the lapse of time or both would constitute a default) under the organizational documents of 1290 GP Corp. or the terms of any indenture, loan agreement, bond, note, evidence of indebtedness, mortgage, deed of trust, lease, license, permit, franchise, certificate or other agreement or instrument to which 1290 GP Corp. is a party or by which it is bound or to which any of its properties are subject, or require any authorization or approval under or pursuant to any of the foregoing, or violate in any material respect any statute, treaty, rule, regulation, ordinance, judgment, order, writ, ruling, injunction or decree applicable to 1290 GP Corp. of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over 1290 GP Corp.

            (f) No consent, approval, authorization or order of, or qualification with, any court or governmental authority is required in connection with the execution, delivery or performance by 1290 GP Corp. of this Agreement, except for any of the foregoing which have been obtained.

                                   SECTION 6

                           TERMINATION AND AMENDMENT

            6.01 Termination. This Agreement may be terminated at any time before the Closing Date (except as otherwise provided herein) as follows:

            (a)   by mutual written consent of all of the Parties;

            (b) by any of the Parties, if the Closing shall not have occurred on or before December 31, 1999 (the "Termination Date"); provided, however, that the right to terminate this Agreement under this Section 6.0l shall not be available to any Party whose failure to fulfill any obligation under this Agreement has been the cause of, or resulted in, the failure of the Closing to occur on or before the Termination Date; and

            (c) by OHSP or Metropolis, upon written notice from either such Party delivered to each of the other Parties hereto that the Interest Purchase Agreement has been terminated.

            6.02 Effect of Termination. In the event of the termination of this Agreement pursuant to this Section 6, this Agreement shall become void and of no effect with no liability to any Party; provided, however, that (i) no such termination shall relieve any Party from any liability for the damages (excluding consequential damages) resulting from any willful and intentional breach of this Agreement, and (ii) this Section 6, as well as Sections 4.06, 7.02, 8.02, 8.08 and 8.15 shall survive such termination.


                                   SECTION 7

                                INDEMNIFICATION

            7.01  [Intentionally Omitted]

            7.02  Post-Closing Indemnification.

            (a)   Indemnification.  From and after the Closing Date:

            (i) JMB/NYC shall indemnify and hold OHSP harmless from and against any and all Losses which OHSP (or, in the case of a breach relating to Section 4.02(c) hereof, FW Strategic) may incur as a result of the JMB Controlled Entities' taking or refusing to take any action which would either (i) cause or result in the material inaccuracy or breach of any representation or warranty of JMB/NYC contained in this Agreement, or (ii) cause the material breach of any covenant or agreement of JMB/NYC contained in this Agreement (including, without limitation, by prohibiting or otherwise interfering with the exercise of the right of FW Strategic which is set forth in Section 4.02(c) hereof) (each, a "JMB/NYC Indemnifiable Action"); provided that any such JMB/NYC Indemnifiable Action is not revoked or rescinded within thirty (30) days of JMB/NYC's receipt of notice from OHSP that such an action has occurred.

            (ii) OHSP shall indemnify and hold JMB/NYC harmless from and against any and all Losses which JMB/NYC may incur as a result of OHSP's (or, in the case of a breach relating to the proviso in Section 4.02(d)(ii) hereof, FW Strategic's) taking or refusing to take any action which would either (i) cause or result in the material inaccuracy or breach of any representation or warranty of OHSP contained in this Agreement, or (ii) cause the material breach of any covenant or agreement of OHSP or, in the case of the agreement set forth in the proviso of Section 4.02(d)(ii) hereof, of FW Strategic, contained in this Agreement (including, without limitation, by prohibiting or otherwise interfering with the exercise of the right of JMB/NYC which is set forth in Section 4.02(d)(ii) hereof) (each such action, a "OHSP Indemnifiable Action", and, together with each JMB/NYC Indemnifiable Action, an "Indemnifiable Action"); provided that any such OHSP Indemnifiable Action is not revoked or rescinded within thirty
(30) days of OHSP's receipt of notice from JMB/NYC that such an action has occurred.

            (b) Method of Asserting Claims, etc. The Parties hereby acknowledge and agree that, in the event that any of the applicable parties set forth in Section 7.02(a) take any applicable Indemnifiable Action (and provided that the applicable Indemnifiable Action is not revoked or rescinded within the time periods set forth in Section 7.02(a)(i) and
(ii)), the applicable indemnifying party shall absolutely and unconditionally be liable to pay, and shall pay, the applicable indemnified party for any and all Losses suffered as a result thereof. Notwithstanding anything to the contrary in this Section 7.02, the foregoing sentence shall not limit the remedies which either JMB/NYC or OHSP may have against any other Party and the right of JMB/NYC or OHSP to seek injunctive relief with respect to the applicable Indemnifiable Actions or specific performance of the obligation underlying the same.


                                   SECTION 8

                           MISCELLANEOUS PROVISIONS

            8.01. Successors. Except as otherwise provided herein, this Agreement and all of the terms and provisions hereof shall be binding upon and inure to the benefit of the Parties and their respective heirs, executors, administrators, successors, trustees and legal representatives.

            8.02. GOVERNING LAW. (a) THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, INCLUDING LAWS RELATING TO THE VALIDITY, INTERPRETATION AND EFFECT OF THIS AGREEMENT, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

            (b) EACH OF THE PARTIES HEREBY IRREVOCABLY AND UNCONDITIONALLY CONSENTS TO SUBMIT TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND THE COURTS OF THE UNITED STATES OF AMERICA LOCATED IN THE STATE OF NEW YORK FOR ANY LITIGATION ARISING OUT OF, RELATING TO OR EXPRESSLY PROVIDED FOR IN THE TRANSACTION AGREEMENTS (AND AGREES NOT TO COMMENCE ANY LITIGATION RELATING HERETO EXCEPT IN SUCH COURTS), AND FURTHER AGREES THAT SERVICE OF ANY PROCESS, SUMMONS, NOTICE OR DOCUMENT BY U.S. REGISTERED MAIL TO ITS RESPECTIVE ADDRESS SET FORTH IN
SECTION 8.04 SHALL BE EFFECTIVE SERVICE OF PROCESS FOR ANY LITIGATION BROUGHT AGAINST IT IN ANY SUCH COURT. EACH OF THE PARTIES HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY OBJECTION TO THE LAYING OF VENUE

IN ANY LITIGATION ARISING OUT OF THIS AGREEMENT OR ANY OF THE OTHER TRANSACTIONS EXPRESSLY PROVIDED FOR IN THE TRANSACTION AGREEMENTS IN THE COURTS OF THE STATE OF NEW YORK OR THE COURTS OF THE UNITED STATES OF AMERICA LOCATED IN THE STATE OF NEW YORK AND HEREBY FURTHER IRREVOCABLY AND UNCONDITIONALLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

            (c)   EACH OF THE PARTIES HEREBY IRREVOCABLY AND
UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO TRIAL BY JURY IN CONNECTION WITH ANY LITIGATION ARISING OUT OF, RELATING TO OR EXPRESSLY PROVIDED FOR IN THE TRANSACTION AGREEMENTS.

            8.03. Modification, Waiver in Writing. Neither this Agreement nor any of the terms hereof may be amended, changed, waived, discharged or terminated, unless such amendment, change, waiver, discharge or termination is in writing signed by each Party.

            8.04.        Notices.

            (a) All notices, requests, directions and other communications permitted or provided for hereunder shall be in writing (including, unless the context expressly otherwise provides, facsimile transmission) and mailed, faxed or delivered, (i) if to Metropolis, to the following address: c/o Victor Capital Group, 605 Third Avenue, New York, NY 10016, Attention: John R. Klopp, (ii) if to JMB/NYC, JMB/NYC Partners or JMB/NYC Special, to the following address: 900 North Michigan Avenue, 19th Floor, Chicago, Illinois 60611, Attention: Stuart C. Nathan and Gary Nickele, (iii) if to UTLP or UTLP GP Corp., to the following address: c/o Victor Capital Group, 605 Third Avenue, New York, NY 10016, Attention: John
R. Klopp, (iv) if to 237 Park L.P. or 237 GP Corp., to the following address: c/o Victor Capital Group, 605 Third Avenue, New York, NY 10016,
Attention: John R. Klopp, (v) if to 1290 Park L.P. or 1290 GP Corp., to the following address: c/o Victor Capital Group, 605 Third Avenue, New York, NY 10016, Attention: John R. Klopp, (vi) if to OHSP or FW Strategic, to Oak Hill Strategic Asset Management, L.P., 201 Main Street, Suite 3100, Fort Worth, Texas 76102, Attention: John Fant, or in each case, to such other address as shall be designated by such Party in a written notice to the other Parties hereunder from time to time.

            (b) All such notices and communications transmitted by overnight delivery shall be effective when delivered or upon refusal to accept delivery (in the case of overnight delivery) or if mailed or delivered, upon receipt or upon refusal to accept delivery. All notices hereunder sent by facsimile transmission shall be deemed sufficiently served or given for all purposes hereunder upon transmission as confirmed by the sender's verified facsimile transmission or certified facsimile activity report, provided that such transmission is promptly followed by another form of notice allowed by this Section 8.04.

            8.05. Headings. The Section and Sub-Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

            8.06. Severability. Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

            8.07  Assignment.

            (a) This Agreement shall not be assigned or otherwise transferred by any party hereto whether by operation of law or otherwise without the express written consent of each of the other Parties.

            (b) The Parties hereby agree that any purported assignment in contravention of the preceding paragraph (a) shall be null and void.

            (c) Subject to the preceding paragraph (a), this Agreement will be binding upon, inure to the benefit of, and be enforceable by, the Parties and their respective permitted successors and assigns.

            8.08. Specific Performance. The Parties acknowledge and agree that a breach of the provisions hereof could not be adequately compensated for by money damages and that the subject matter of the transactions contemplated hereby is unique. The Parties therefore agree that any Party will be entitled, in addition to any other right or remedy available to him or it, to an injunction restraining such breach or a threatened breach and to specific performance of any such provision of this Agreement.

            8.09. Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

            8.10. No Third-Party Beneficiaries. This Agreement and the Contribution Agreement are solely for the benefit of the Parties to this Agreement or the parties to the Contribution Agreement and JMB/NYC, and nothing contained in this Agreement or the Contribution Agreement shall be deemed to confer upon any other person or entity any right to insist upon or to enforce the performance or observance of any of the obligations contained herein or therein.

            8.11. Prior Agreements. The Transaction Agreements contain the entire agreements of the Parties hereto and thereto in respect of the transactions expressly set forth therein, and all prior agreements among or between such Parties (other than those letters dated October 14, 1996, regarding the reimbursement of certain fees and expenses of JMB/NYC), whether oral or written, are superseded by the terms of such Transaction Agreements.

            8.13. Good Faith. All Parties shall act in good faith in the implementation of the foregoing provisions.

            8.14 Survival. Except as otherwise provided herein, all representations, warranties, covenants and agreements contained in this Agreement shall survive the Closing until the later of (x) the earlier of
(a) the exercise by FW Strategic of the right set forth in Section 4.02(c) hereof, and the receipt by JMB/NYC, in accordance with to Section 4.02(e), of all amounts to be received under Section 4.02(c), and (b) the exercise by JMB/NYC of the right set forth in the proviso of Section 4.02(d)(ii) hereof and the receipt by JMB/NYC, in accordance with Section 4.02(e), of all amounts to be received under Section 4.02(d)(ii), and (y) the date JMB/NYC no longer holds a direct or indirect interest in 1290 LP.

            8.15 Limit of Liability. Any liability of JMB/NYC or any JMB/NYC Partner under this Agreement shall be limited to its respective assets. In no event shall a deficit capital account of any partner of any such partnership or any obligations of any partner to restore any deficit capital account be deemed an asset of any such partnership.


                            [SIGNATURE PAGE FOLLOWS]

            IN WITNESS WHEREOF, the undersigned have executed this Restructuring Agreement as of the date and year first above written.

                         OAK HILL STRATEGIC PARTNERS, L.P.

                         By:   F.W. Strategic Asset Management, L.P.,
                               General Partner

                               By:   STRATEGIC GENPAR, INC., General Partner

                                     By:
                                     Name:
                                     Title:

                         237/1290 UPPER TIER ASSOCIATES, L.P.

                         By:   237/1290 Upper Tier GP Corp.,
                               General Partner

                               By:
                               Name:
                               Title:

                         237/1290 UPPER TIER GP CORP.

                         By:
                         Name:
                         Title:

                         237 PARK PARTNERS, L.P.

                         By:   237 GP Corp., General Partner

                               By:
                               Name:
                               Title:


                         237 GP CORP.

                         By:
                         Name:
                         Title:

                         1290 PARTNERS, L.P.
                         By:   1290 GP Corp., General Partner

                               By:
                               Name:
                               Title:

                         1290 GP CORP.

                         By:
                         Name:
                         Title:

                         JMB/NYC OFFICE BUILDING ASSOCIATES, L.P.

                         By:   Carlyle Managers, Inc., General Partner

                               By:
                               Name:
                               Title:

                         PROPERTY PARTNERS, L.P.

                         By:   Carlyle Investors, Inc., General Partner

                               By:
                               Name:
                               Title:

                         CARLYLE-XIII ASSOCIATES, L.P.
                         By:   Carlyle Investors, Inc., General Partner


                               By:
                               Name:
                               Title:


                         CARLYLE-XIV ASSOCIATES, L.P.
                         By:   Carlyle Investors, Inc.,
                               its general partner

                               By:
                               Name:
                               Title:

                         CARLYLE MANAGERS, INC.

                         By:
                         Name:
                         Title:


                         METROPOLIS REALTY TRUST, INC.

                         By:
                         Name:
                         Title:


                         F.W. STRATEGIC ASSET MANAGEMENT, L.P.
                         (solely for the purpose of agreeing to certain obligations set forth in Sections 4.02(c) and (d) hereof)

                         By:   Strategic Genpar, Inc., General Partner

                               By:
                               Name:
                               Title:

                                   Exhibit A

                        Amendments to UTLP LP Agreement

                                   Exhibit B

                      Amendments to the 1290 LP Agreement

                                   Exhibit C

                         Form of Liquidation Agreement

                                   Exhibit D

                        Form of Contribution Agreement

                                   Exhibit E

                    Form of Amendment and Release Agreement

                                   Exhibit F

                Second Amended, Restated and Consolidated Note

                                   Exhibit G

              Schedule of Capital Contributions and Distributions

                                   Exhibit H

                     Schedule of Cash and Cash Equivalents